Confidential Subordinated Debt Offering November 2021

Confidential

Disclaimer

The information contained in this confidential presentation is a summary and it is not complete. It has been prepared for use only in connection with the private placement (the "Placement") of securities (the "Securities") of Summit Financial Group, Inc. (the "Company"). The Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and are being offered in a private placement exempt from registration under the Securities Act and other applicable securities laws and may not be re-offered or re-sold absent registration or an applicable exemption from the registration requirements. The Securities are not a deposit or an account that is insured by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

Neither this confidential presentation nor any of the information contained herein may be reproduced or distributed, directly or indirectly, to any other person and is provided conditioned upon, and subject to, an agreement regarding confidentiality between the Company and the original recipient hereof. This confidential presentation is provided for informational purposes only and is being furnished on a confidential basis to a limited number of institutional accredited investors and qualified institutional buyers solely for the purpose of enabling them to determine whether they wish to proceed with further investigation of the Company and the Placement. As it is a summary, such information is not intended to and does not contain all the information that you will require to form the basis of any investment decision. The information contained herein speaks as of the date hereof. Neither the delivery of this information nor any eventual sale of the Securities shall, under any circumstances, imply that the information contained herein is correct as of any future date or that there has been no change in the Company's business affairs described herein after the date hereof. Nothing contained herein is, or should be relied upon as, a promise or representation as to future performance. Neither the Company nor any of its affiliates undertakes any obligation to update or revise this presentation. The Company anticipates providing you with the opportunity to ask questions, receive answers, obtain additional information and complete your own due diligence review concerning the Company and the Placement prior to entering into any agreement to purchase the Securities. By accepting delivery of the information contained herein, you agree to undertake and rely upon your own independent investigation and analysis and consult with your own attorneys, accountants, and other professional advisors regarding the Company and the merits and risks of an investment in the Securities, including all related legal, investment, tax, and other matters.

None of the Company, any representative of the Company, or any other person shall have any liability for any information included herein or otherwise made available in connection with the Placement, except for liabilities expressly assumed by the Company in the definitive purchase agreement and the related documentation for the purchase of the Securities.

The information contained herein does not constitute an offer to sell or a solicitation of an offer to purchase the Securities described herein nor shall there be any sale of such Securities in any state or jurisdiction in which such an offer or solicitation is not permitted or would be unlawful. Any such offer or sale may be made only by a purchase agreement and the information contained herein will be superseded in its entirety by such purchase agreement. Each investor must comply with all legal requirements in each jurisdiction in which it purchases, offers, or sells the Securities, and must obtain any consent, approval, or permission required by it in connection with the Securities or the Placement. The Company does not make any representation or warranty regarding, and has no responsibility for, the legality of an investment in the Securities under any investment, securities, or similar laws.

THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"), THE FDIC, OR ANY OTHER GOVERNMENT AGENCY, NOR HAS THE SEC, THE FDIC, OR ANY OTHER GOVERNMENT AGENCY PASSED ON THE ADEQUACY OR ACCURACY OF THIS PRESENTATION. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

Certain of the information contained in this confidential presentation may be derived from information obtained from industry sources. The Company believes that such information is accurate and that the sources from which it was obtained are reliable. The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information.

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

2

Confidential Forward-Looking Statements This presentation contains information that constitutes forward-looking statements (within the meaning of the Private Securities Litigation Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. The information contained in this report should be read in conjunction with Summit Financial Group, Inc.’s (“Summit” or “Company”) Annual Report on Form 10-K for the year ended December 31, 2020 and documents sub sequently filed by Summit with the Securities and Exchange Commission (“SEC”), which are available at the SEC’s website, www.sec.gov, or at Summit’s website, www.summitfgi.com. For purposes of this presentation, the terms "Summit", "Company", "we", "our" and "us" refer collectively to Summit Financial Group, Inc. and its subsidiaries, including Summit Community Bank, unlessthe context requiresotherwise. Words such as “expects”, “anticipates”, “believes”, “estimates” and other similar expressions or future or conditional verbs such as “will”, “should”, “would” and “could” are intended to identify such forward-looking statements. Although we believe the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially. Factors that might cause such a difference include: the effect of the COVID-19 pandemic, including the negative impacts and disruptions on the communities we serve, and the domestic and global economy, which may have an adverse effect on our business; current and future economic and market conditions, including the effects of declines in housing prices, high unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth; fiscal and monetary policies of the Federal Reserve; future provisions for credit losses on loans and debt securities; changes in nonperforming assets; changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; the successful integration of operations of our acquisitions; changes in banking laws and regulations; changes in tax laws; the impact of technological advances; the outcomes of contingencies; trends in customer behavior as well as their abil ity to repay loans; and changes in the national and local economies. We undertake no obligation to revise these statements following the date of this presentation. Non-GAAP Measures This presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). This financial information includes certain operating performance measures, which exclude merger-related and other charges that are not considered part of recurring operations. Such measures include: Core Return on Average Assets, Core Return on Average Equity, Core Return on Average Tangible Common Stockholder’sEquity and Core Pre-Provision Operating Profit Earnings. Management has included these non-GAAP measures because it believes these measures may provide useful supplemental information for evaluating the Company’s underlying performance trends. Further, management uses these measures in managing and evaluating the Company’s business and intends to refer to them in discussions about our operations and performance. Operating performance measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable GAAP measures can be found in the ‘Non-GAAP Reconciliation Tables’ included at p. 41-43 of thispresentation. 3 Christiansburg, VA branch Forward-Looking Statements & Non-GAAP Measures

Confidential Terms of Proposed Subordinated Debt Offering 4 Issuer Name Security Type Amount Security Rating Issuance Type Offering Structure Term No Call Period Use of Proceeds Placement Agent Summit Financial Group, Inc. (NASDAQGS: SMMF) Subordinated Notes due 2031 $75 million A- by Egan-Jones Regulation D Private Placement with Registration Rights Fixed-to-Floating Rate (fixed during first five years) 10 Years 5 Years General corporate purposes, which may include common stock repurchases, organic growth and strategic initiatives, such as acquisitions

Confidential Company Overview 5

Confidential

Executive Management Team

Executive		Years with Summit	Years in Industry	Biography
	**H. Charles Maddy III** President Chief Executive Officer	33	33	• Mr. H. Charles Maddy III is the President and Chief Executive Officer of the Company and has served in this capacity since 1994 • Joined Summit's predecessor, South Branch Valley National Bank, in 1988 as Controller and was elevated to President and Chief Executive Officer of South Branch in 1992
	**Robert S. Tissue** Executive Vice President Chief Financial Officer	23	23	• Mr. Robert S. Tissue has been Executive Vice President and Chief Financial Officer of the Company since 1998 • Before joining Summit, Mr. Tissue served as Manager at Arnett Carbis Toothman LLP from 1985 to 1996
	**Scott C. Jennings** Executive Vice President Chief Operating Officer	35	36	• Mr. Scott C. Jennings has served as Senior Vice President and Chief Operating Officer of the Company since 2000 • Previously, Mr. Jennings was Vice President of Loan Administration for South Branch Valley National Bank
	**Patrick N. Frye** Executive Vice President Chief of Credit Administration	21	36	• Mr. Patrick N. Frye serves as Chief of Credit Administration at the Company and has been its Executive Vice President since 2003 • Previously, Mr. Frye served as Chief Financial Officer of Potomac Valley Bank
	**Brad E. Ritchie** President Summit Community Bank	13	27	• Mr. Brad E. Ritchie joined the Company in 2008 and has served as President of Summit Community Bank, the banking subsidiary of the Company, since 2012 • Before joining Summit, Mr. Ritchie served as Market President at United Bank, Inc.

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

6

Confidential High-Performing Producers and Bankers in Every Community We Serve  Hire the best and brightest, hold them accountable and reward them for results  Emphasize community banking  Emphasize asset quality  Emphasize efficiency  Emphasize profitability  Pursue M&A or producer hires to enhance presence in existing Metro DC and Lexington, KY markets 7 Q3 2021 SMMF Assets/FTE (MRQ) $7.78M Loans/FTE (MRQ) $5.67M Deposits/FTE (MRQ) $6.55M Core Revenue1/FTE (LTM) $279K Compensation/FTE (LTM) $74.6K (1) See pages 41-43 for non-GAAP reconciliation

Confidential Key Investment Highlights Note: Data at or for the three months ended September 30, 2021 annualized 8 Low Cost of Deposits MRQ = 0.31% Experienced Board and Senior Management Team with Substantial Insider Ownership  Insider Ownership = 12% Fundamental Focus on Cost Control that Delivers Positive Operating Leverage:  MRQ Efficiency Ratio = 49.53%  MRQ Noninterest Expense/Avg Assets = 2.01%  MRQ ROAA = 1.42%  MRQ ROATCE = 20.71%  MRQ Net Interest Margin = 3.47%  Diversified earnings stream with wealth and mortgage businesses Focused on Driving Profitability: Ample Regulatory Capital  Leverage Ratio = 8.4%  Total Risk-Based Ratio = 12.1% Conservative Underwriting, Clean Credit Quality and Strong Reserves  NPAs/Assets = 0.67%  Reserves/Gross Loans HFI = 1.27%  Low Net Charge-Offs Growth Achieved Organically and through Disciplined Acquisitions

Confidential Dynamic Markets and Strong Legacy Locations 9 Creating significant growth opportunities in dynamic markets Leveraging efficient operations and core deposits in strong legacy locations Empowering high-performing producers and bankers in every community we serve SMMF (45) VA WV KY NYC Philadelphia Baltimore D.C. Reston Moorefield HQ Charleston Pittsburgh Columbus Louisville Lexington Dulles Airport

Confidential Our Markets Source: S&P Global Market Intelligence; deposit data as of 6/30/2021 (1) Metrics pertain to counties in which Summit has branches Major Employers 10 West Virginia Virginia Kentucky Eastern Panhandle Southern Region North Central Northern Southwest Shenandoah Valley North East Summit Deposits in Market ($000) $1,024,938 $961,400 $212,709 $146,692 $54,991 $398,777 $104,130 Number of Summit Branches 8 17 4 3 3 8 2 2021 Population1 (000) 211,612 518,003 190,738 1,649,740 128,054 204,342 36,422 2021 Median HH Income1 ($) $59,581 $45,122 $51,005 $126,656 $54,525 $53,274 $59,352 2021 - 2026 Median HH Income Change1 (%) 8.50% 3.67% 6.41% 7.59% 5.66% 6.55% 7.26%

Confidential Q3 2021 Highlights  Loan Growth: Up 3.7% from 6/30/2021, 13.6% YTD and 24.0% since 9/30/2020, net of unearned fees and excluding PPP and warehouse lending  Commercial Loan Growth: Up 7.2% from 6/30/2021, 23.7% YTD and 32.5% since 9/30/2020, net of unearned fees and excluding PPP  Mortgage Growth:Origination revenue was $742K in the quarter and $2.6M YTD, compared to $898K in Q2 2021 , $780K in Q3 2020, and $1.6M in first 9 months 2020  Net Interest Income Growth: Up 4.6% from Q2 2021 and 13.2% from Q3 2020 on loan growth and lower funding costs  Well Managed Expenses: Efficiency ratio of 49.73% and lowered non-interest expense to 2.01% of average assets  Allowance Build: Recorded no provision expense in the quarter and $2.5M provision for 9 months ended 9/30/2021  EPS of $0.92: Including $0.03 for new preferred dividend and after-tax merger related expense, compared to $0.80 in Q2 2021 and $0.74 in Q3 2020  Branch Deal: Completed the acquisition of four branches and two drive-ups in southern WV including the state’s largest cities, Charleston and Huntington, with $54M in loans and $163M in deposits 11 Moorefield, WV headquarters

Confidential Track Record of Success as Disciplined Acquiror 12 Source: S&P Global Market Intelligence; values as of transaction close date, except for WinFirst Financial Corp. (1) Represents mid-point of full year EPS accretion range as provided in merger investor presentations Accelerating growth in dynamic markets, building core deposit franchise and enhancing operational efficiency Target Date Closed State Assets ($000) P/TBV (%) EPS Accretion1 (%) TBV Dilution (%) TBV Earnback (Years) Highland County Bankshares, Inc. 10/1/2016 VA $122,486 136% 8.5% (4.8%) 3.4 Years First Century Bankshares, Inc. 4/1/2017 WV $404,757 124% 11.0% (1.1%) 1.1 Years Peoples Bankshares, Inc. 1/1/2019 WV $134,454 106% 2.2% (0.7%) 1.5 Years Cornerstone Financial Services, Inc. 1/1/2020 WV $191,901 156% 2.0% (2.9%) 3.6 Years WinFirst Financial Corp. 12/15/2020 KY $152,000 112% 6.9% (4.2%) 3.9 Years Average $201,120 127% 6.1% (2.7%) 2.7 Years

Confidential Recent Branch Acquisitions and De Novo Openings Source: U.S. Census Bureau 13 BRANCH ACQUISITION: Q2 2020 WV Eastern Panhandle DE NOVO BRANCH: Q3 2020 Christiansburg, VA DE NOVO BRANCH: Q3 2020 Reston, VA  Acquired four MVB Bank branches in the economically thriving Eastern Panhandle region’s Berkeley and Jefferson counties in April 2020, with loans of $35 million and deposits of $188 million  Opened full-service Christiansburg branch in attractive and growing market near Virginia Tech  Opened full-service Reston branch outside DC in Fairfax County, one of the nation’s wealthiest and fastest growing counties, which added critical mass to Summit’s DC Metro presence with long-established Summit branches in Leesburg, VA in Loudoun County, the nation’s wealthiest county, and Warrenton, VA in Fauquier County  Staffed with team of seasoned bankers who are contributing meaningfully to Summit’s commercial growth DE NOVO BRANCH: Q1 2020 Morgantown, WV  Opened Morgantown branch in the attractive and growing market and home to WVU in state’s North Central Region BRANCH ACQUISITION: Q3 2021 Southern WV  Acquired four more MVB branches and two drive-ups in southern WV including the state’s largest cities, Charleston and Huntington, in July 2021, with loans of approximately $54 million and $163 million in deposits  Huntington market headed by a former CEO of a very successful in-market community bank merged out of existence Accelerating growth in dynamic markets, building core deposit franchise and enhancing operational efficiency

Confidential Balance Sheet 14

Confidential $1,296 $1,601 $1,635 $1,913 $2,596 $2,956 2016 2017 2018 2019 2020 Q3 2021 Note: Data as of 9/30/2021 15 $1,320 $1,606 $1,695 $1,913 $2,412 $2,554 2016 2017 2018 2019 2020 Q3 2021 Total Gross Loans ($M) and 5YR CAGR (%) Dynamic Markets and Growth $1,759 $2,134 $2,201 $2,403 $3,106 $3,509 2016 2017 2018 2019 2020 Q3 2021 Total Assets ($M) and 5YR CAGR (%) 15.8% 17.2% $155 $202 $220 $248 $282 $323 2016 2017 2018 2019 2020 Q3 2021 Total Equity ($M) and 5YR CAGR (%)Total Deposits ($M) and 5YR CAGR (%) 19.5% 14.4% Commercial Loan Growth (LTM)  32.5% total, ex PPP and Mortgage W/H LOC’s, through 9/30/21  139% Northern VA/DC metro market area, from $152.0M at 9/30/2020 to $363.7M at 9/30/2021

Confidential Diversified Loan Portfolio 16 Land & Land Development 3.9% Construction 5.0% C&I 12.4% CRE - Owner- Occupied 17.2% CRE - Non-Owner Occupied 32.7% Residential Mortgage 18.3% Home Equity Loans 2.8% Consumer & Other 1.4% Mortgage Warehouse Lines 6.3% Total Loan Portfolio – $2.6B Note: Includes $23.8M of PPP Loans; Data as of 9/30/2021 September 30, % of Total ($000s) 2021 Loans Construction and Development Land Development & Land $99,718 3.9% Construction 127,432 5.0% Total Construction and Development $227,150 8.9% Commercial Commercial 317,855 12.4% Commercial Real Estate Owner Occupied CRE - Owner Occupied - Other 143,352 5.6% CRE - Owner Occupied - Professional & Medical 132,500 5.2% CRE - Owner Occupied - Retail 163,350 6.4% Total Commercial Real Estate Owner Occupied $439,202 17.2% Commercial Real Estate Non-Owner Occupied CRE - Non-Owner Occupied - Hotel 121,765 4.8% CRE - Non-Owner Occupied - Mini Storage 56,992 2.2% CRE - Non-Owner Occupied - Multifamily 233,401 9.1% CRE - Non-Owner Occupied - Professional/Medical/Other 268,793 10.5% CRE - Non-Owner Occupied - Retail 154,120 6.0% Total Commercial Real Estate Non-Owner Occupied $835,071 32.7% Residential Real Estate Residential Mortgage - Personal Residence 270,951 10.6% Residential Mortgage - Rental 123,937 4.9% Jumbo Residential Mortgage - Rentals 71,977 2.8% Home Equity Loans 71,496 2.8% Total Residential Real Estate $538,361 21.1% Consumer Consumer 32,285 1.3% Other Credit Cards 1,783 0.1% Overdrafts 775 0.0% Total Other $2,558 0.1% Mortgage Warehouse Loans Mortgage Warehouse Loans 161,628 6.3% Total loans $2,554,110 100.0% Less Allowance for Credit Loss 32,406 Loans, net of allowance $2,521,704 MRQ Yield on Loans: 4.54% Q3 2021 CRE Concentration: 314% Q3 2021 ADC Concentration: 67%

Confidential WV 38% VA 29%Mortgage Warehouse 6% MD 6% KY 5% OH 3% PA 2% NY 3% NC 1% DC 2% Other 5% Enhancing Geographic Diversity of Loan Portfolio Note: Other includes states with less than 1% of total loans Note: Mortgage Warehouse Loans to Large Mortgage Lenders are typically held less than 30 days and are collateralized by loans throughout the United States 17 WV 47% VA 31% Mortgage Warehouse 7% MD/DC 3% OH 3% NY 3% Other 6% $2.55B – September 30, 2021$1.91B – December 31, 2019

Confidential Commercial & Industrial Loan Growth 18 C&I Loans by Industry – $317.9M PPP Loans 7% Secured by CD or Stock 8% Medical & Professional 16% Real Estate Activities 16% Manufacturing 10% Machinery 12% Energy 6% Transportation 4% Agricultural Businesses 5% Investment Activities 3% Retail Business 5% Other 8% $119 $190 $194 $220 $231 $294 2016 2017 2018 2019 2020 Q3 2021 C&I Loans ex PPP ($M) and 5YR CAGR (%) 18.9% Note: Data as of 9/30/2021 Average Loan Size: $223K Amount Classified: $0.8M

Confidential Commercial Real Estate Loan Growth 19 Gas & Oil 3% Manufacturing 6% Farming & Agricultural 6% Religious Organizations 5% Restaurants 3% Professional 21% Medical 12% Car Dealerships 9% Convenience Stores 14%Entertainment Industry 3% Other Retail 9% Automotive Repair Centers 1% Other Service Businesses 8% Owner Occupied CRE – $439.2M Non-Owner Occupied CRE – $835.1M Hospitality 15% Storage 7% Multi-Family 28% Professional 20% Medical 5% Convenience Stores / Pharmacies 3% Mall / Shopping Centers 5% Neighborhood Strip Centers 7% Restaurants 1% Car Dealership 0.2% Entertainment 1% Single Tenant Retail 1% Other Service Businesses 3% Manufacturing 4% $585 $735 $831 $905 $1,037 $1,274 2016 2017 2018 2019 2020 Q3 2021 13.9% CRE Loans ($M) and 5 YR CAGR (%) Note: Data as of 9/30/2021 Average Loan Size: $998K Amount Classified: $9.7M

Confidential 20 COVID: Summary of PPP Loans Originated 845 Loans 403 Loans 1,248 Loans Total Funded $103,209 $41,611 $144,820 Total Forgiven $101,852 $18,189 $120,041 Remaining Balance at 9/30/2021 $1,357 $23,422 $24,779 Round 1 Round 2 Total($000s)  MRQ Fees Recognized: $550K  Unrecognized Fees Remaining: $990K

Confidential

Covid-19 Loan Modifications and Deferrals

($000s)	Loan Modifications as of June 30, 2020: Total Loan Balance	Interest Only	Payments Deferrerals	Total Loan Modifications	% of Total Loans Modified	Loan Modifications as of September 30, 2021: Total Loan Balance	Interest Only	Payments Deferrerals	Total Loan Modifications	% of Total Loans Modified
Commercial Loans										
Hospitality Industry	$119,204	$55,849	$43,030	$98,879	4.5%	$121,765	–	–	–	0.0%
Non-Owner Occupied Retail Stores	109,078	38,354	13,802	52,156	2.3%	154,120	$7,223	–	$7,223	0.3%
Owner Occupied Retail Stores	119,794	21,956	9,372	31,328	1.4%	163,350	–	–	–	0.0%
Restaurant Industry	8,127	2,392	1,877	4,269	0.2%	12,200	–	–	–	0.0%
Oil & Gas Industry	31,977	914	4,378	5,292	0.2%	18,657	–	–	–	0.0%
All Other Commercial Loans	1,005,740	88,285	34,634	122,919	5.5%	1,349,187	–	–	–	0.0%
Total Commercial Loans	**$1,393,920**	**$207,750**	**$107,093**	**$314,843**	**14.2%**	**$1,819,279**	**$7,223**	**–**	**$7,223**	**0.3%**
Residential Real Estate Loans										
Residential Mortgage - Personal Residence	267,170	3,933	13,404	17,337	0.8%	270,951	–	–	–	0.0%
Residential Mortgage - Rentals	180,415	20,348	6,032	26,380	1.2%	195,914	–	–	–	0.0%
Home Equity Loans	88,929	–	569	569	0.0%	71,496	–	–	–	0.0%
Total Residential Real Estate Loans	**$536,514**	**$24,281**	**$20,005**	**$44,286**	**2.0%**	**$538,361**	**–**	**–**	**–**	**0.0%**
Other Loans										
Consumer Loans	34,640	595	605	1,200	0.1%	32,285	–	–	–	0.0%
Mortgage Warehouse Loans	252,472	–	–	–	0.0%	161,627	–	–	–	0.0%
Credit Cards & Overdrafts	2,162	–	–	–	0.0%	2,558	–	–	–	0.0%
Total Loans	**$2,219,707**	**$232,626**	**$127,703**	**$360,329**	**16.2%**	**$2,554,110**	**$7,223**	**–**	**$7,223**	**0.3%**

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

21

Confidential 22 Strong Asset Quality Metrics Nonaccrual Loans – $11.1M C&I 4% CRE 42% Residential Construction & Development 4.0% Residential Real Estate 50% Consumer 0.4% Foreclosed Properties – $12.5M CRE 18%Commercial Construction & Development 23% Residential Construction & Development 54% Residential Real Estate 5% Nonperforming Assets– $23.6M Commercial 2%Commercial Real Estate 29% Commercial Construction & Development 13% Residential Construction & Dev. 30% Residential Real Estate 26% Consumer 0% Other 0% 2.22% 1.73% 1.66% 1.28% 1.16% 0.67% 2016 2017 2018 2019 2020 Q3 2021 0.02% 0.02% 0.11% 0.08% 0.08% 0.04% 2016 2017 2018 2019 2020 LTM NPAs / Assets1 (%) NCOs / Avg. Loans (%) $14,574 $15,323 $15,025 $11,510 $20,335 $11,112 2016 2017 2018 2019 2020 Q3 2021 NPLs ($000) Note: Data as of 9/30/2021 (1) Nonperforming assets (“NPAs”) consist of nonperforming loans, foreclosed properties and repossessed assets. Excludes performing restructured loans

Confidential $29,354 $32,246 $34,042 $33,885 $32,406 $195 $2,335 $796 $165 $1,985 $141 $45 $91 $158 $434 $354 $343 $528 $1,200 Balance Charge-offs Recoveries Provision WFC PCD Loan Res Balance Charge-offs Recoveries Provision Balance Charge-offs Recoveries Provision Balance MVB PCD Loan Res Charge-offsRecoveries Provision Reclass to Unfunded Balance 1.23% 1.22% 1.30% 1.34% 1.39% 1.27% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q2 2021 Q3 2021 Credit Risk Management 23 ACLL Roll-forward1 ($000) Note: Adopted CECL on January 1, 2020 (1) As of 9/30/2021 ACLL as % of Total Loans Q3 2020 Q4 2020 Q1 2021 Q3 2021Q2 2021

Confidential Low Cost Deposits 24 Note: Data as of 9/30/2021 Time 15.8% Savings 23.5% Interest Bearing Demand 37.9% Non-interest Bearing 19.5% Brokered time deposits 0.5% CDs > $250k 2.7% Direct CDs Total Deposit Portfolio – $3.0B MRQ Cost of Deposits: 0.31 % MRQ Gross Loans / Total Deposits: 86% MRQ Core Deposits / Total Deposits: 97% Top 10 Depositors / Total Deposits: 7% September 30, % of Total ($000s) 2021 Deposits Core Deposits Non-interest bearing checking 575,542 19.5% Interest bearing checking 1,121,028 37.9% Savings 693,686 23.5% Time deposits 467,024 15.8% Total Core Deposits $2,857,280 96.7% Non-Core Deposits Brokered time deposits 14,671 0.5% CDs > $250k 79,119 2.7% Direct CDs 4,870 0.1% Total Non-Core Deposits $98,660 3.3% Total Deposits $2,955,940 100.0% 0.1%

Confidential Investment Portfolio and Liquidity Sources As of 9/30/2021 % of Total Debt Securities Debt Securities Available-for-Sale (at Est. Fair Value ($000)): U.S. Government and agencies and corporations $38,510 7.36% Residential mortgage-backed securities: Government-sponsored agencies 63,328 12.10% Nongovernment-sponsored entities 19,906 3.80% States and political subdivisions 225,668 43.13% Corporate debt securities 30,837 5.89% Asset-backed securities 46,492 8.89% Debt Securities Held-to-Maturity (at Amortized Cost ($000)): States and political subdivisions 98,528 18.83% Total Debt Securities $523,269 100.0% 25 Investment Portfolio  In addition to deposits, Summit has approximately $1.6 billion of readily available funding sources to meet customer needs through the following sources:  FHLB Funding – Available borrowing capacity of $893.2 million  Highly Liquid Securities – $307.9 million of unpledged AFS securities  Federal Reserve – Secured line with $258.7 million available  Deposits With Other Banks – $189.9 million of interest bearing deposits  Correspondent Bank – $6 million unsecured line of credit  Cash at Holding Company: $5.8 million Liquidity Sources

Confidential Profitability 26

Confidential $17,297 $11,915 $28,072 $31,866 $31,326 $43,409 2016 2017 2018 2019 2020 LTM Net Income ($000) 27 Profitable Growth 1.07% 1.18% 1.36% 1.34% 1.11% 1.39% 2016 2017 2018 2019 2020 LTM 12.07% 14.52% 15.91% 14.46% 13.83% 18.94% 2016 2017 2018 2019 2020 LTM Core ROAA1 (%) Core ROATCE1 (%) $26,880 $36,745 $38,148 $38,828 $51,975 $60,905 1.68% 1.83% 1.79% 1.70% 1.87% 1.89% 2016 2017 2018 2019 2020 LTM Core PTPP Earnings1 ($000) and Core PTPP Earnings1 ($000) / Avg. Assets (%) (1) See pages 41-43 for non-GAAP reconciliation

Confidential NonInt Inc. Excl. Non-Recurring Items1 and NonInt Inc. Excl. Non-Recurring Items1 ($000) / Operating. Rev. (%) 28 NonInt Exp. Excl. Non-Recurring Items1 ($000) and Efficiency Ratio (%) Compensation/FTE ($000) and NonInt Exp. Exc. Non-Recurring Items1/av assets (%) Net Interest Inc. ($000) and NIM (%) $49,007 $66,147 $69,797 $77,084 $95,482 $107,306 3.39% 3.67% 3.57% 3.66% 3.71% 3.60% 2016 2017 2018 2019 2020 LTM $10,473 $14,441 $16,800 $15,359 $16,136 $18,586 17.6% 17.9% 19.4% 16.6% 14.5% 14.8% 2016 2017 2018 2019 2020 LTM $34,189 $46,256 $49,729 $54,537 $60,640 $66,033 55.3% 52.4% 53.2% 53.9% 50.2% 50.0% 2016 2017 2018 2019 2020 LTM $79.6 $72.8 $82.0 $82.1 $70.9 $74.6 2.14% 2.31% 2.34% 2.39% 2.18% 2.05% 2016 2017 2018 2019 2020 LTM Growing Revenue and Improving Operating Leverage (1) See pages 41-43 for non-GAAP reconciliation

Confidential Estimated % Change in Net Interest Income Over: 0 – 12 Months 13 – 24 Months Change in Interest Rates Down 100 basis points1 -0.8% -6.9% Up 200 basis points1 -0.2% 2.5% Up 200 basis points2 -0.2% -0.2% 29 Interest rate sensitivity is measured as a percentage change in net interest income given the stated changes in interest rates compared to net interest income with rates unchanged in the same period Note: Data as of 6/30/2021 (1) Assumes a parallel shift in the yield curve over 12 months, with no change thereafter (2) Assumes a parallel shift in the yield curve over 24 months, with no change thereafter Interest Rate Sensitivity

Confidential Capital 30

Confidential 31 Capital Trust Preferred  Trust Preferred = $19.6 million  We have three statutory business trusts that were formed for the purpose of issuing trust preferred securities  The capital securities are held by SFG Capital Trust I, SFG Capital Trust II, and SFG Capital Trust III  No missed payments Equity  Common Equity = $308.4 million  Tangible Common Equity = $244.4 million  6% Fixed-Rate Non-Cumulative Perpetual Preferred Stock = $14.9 million Subordinated Debt  Existing Subordinated Debt = $29.5 million (net of issuance costs)  Issued $30 million during third quarter of 2020 in a private placement transaction.  This debt has a 10 years term and generally, is not prepayable within the first five years.  This subordinated debt bears interest at a fixed rate of 5.00% per year, from and including September 22, 2020 to, but excluding, September 30, 2025, payable quarterly in arrears. From and including September 30, 2025 to, but excluding, the maturity date or earlier redemption date, the interest rate will reset quarterly at a variable rate equal to the then current three-month term Secured Overnight Financing Rate (“SOFR”), as published by the Federal Reserve Bank of New York, plus 487 basis points, payable quarterly in arrears.

Confidential 32 Note: Data as of 9/30/2021 Well-Capitalized Position 8.12% 8.26% 8.92% 9.44% 7.42% 7.09% 2016 2017 2018 2019 2020 Q3 2021 Tangible Common Equity / Tangible Assets (“TCE / TA”) (%) 12.60% 12.52% 12.91% 12.70% 12.14% 12.14% 2016 2017 2018 2019 2020 Q3 2021 Total Capital Ratio (%) 9.38% 9.41% 10.10% 10.54% 8.58% 8.44% 2016 2017 2018 2019 2020 Q3 2021 Leverage Ratio (%) 11.77% 11.77% 12.17% 12.05% 10.05% 10.20% 2016 2017 2018 2019 2020 Q3 2021 Tier 1 Ratio (%)

Confidential 33Note: Assumes $75 million of gross proceeds from the subordinated notes (net proceeds of $73.4 million after 2.0% gross sprea d and $100k of offering expenses); Assumes $40 million downstreamed to the Bank and 20% risk weighting on net proceeds; All assumptions are for illustrative purposes only Pro Forma Capital Ratios Consolidated Capital Ratios Bank Level Capital Ratios 8.87% 9.24% 11.17% 12.06% 9.91% 10.29% 12.55% 13.45% TCE / TA Leverage Ratio Tier 1 Ratio Total Capital Ratio 7.09% 8.44% 10.20% 12.14% 6.95% 8.26% 10.14% 14.73% TCE / TA Leverage Ratio Tier 1 Ratio Total Capital Ratio Pro Forma As of 9/30/2021

Confidential

Double Leverage & Interest Coverage Ratio

Double Leverage

($000)	As of December 31, 2018	2019	2020	9/30/2021	Additional Equity	Pro Forma 9/30/2021
Investment in Subsidiaries	$236,422	$267,132	$327,354	$369,338	$40,000[1]	$409,338
Consolidated Equity	$219,830	$247,764	$281,580	$323,289	--	$323,289
Double Leverage Ratio	107.5%	107.8%	116.3%	114.2%	--	126.6%

Interest Coverage

($000)	For the Year Ended December 31, 2018	2019	2020	YTD Ended 9/30/2021	Offering Impact	Pro Forma YTD 9/30/2021
Total Deposit Interest	$17,675	$23,697	$16,044	$6,464	--	$6,464
Other Borrowing Interest Expense	7,937	6,290	3,477	3,035	--	3,035
Interest Expense on New Notes[2]	--	--	--	--	2,109	2,109
Total Interest Expense	$25,612	$29,987	$19,521	$9,499	$2,109	$11,608
Pre-Tax Income	$35,096	$39,583	$38,754	$42,043	($2,109)	$39,934
Preferred Stock Dividends	--	--	--	$364	--	$364
Pre-Tax Income Interest Coverage						
Interest Coverage (Including Deposit Expense)	2.4x	2.3x	3.0x	5.2x	--	4.3x
Interest Coverage (Excluding Deposit Expense)	5.4x	7.3x	12.1x	12.9x	--	12.3x

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Note: Assumes $75 million of gross proceeds from the subordinated notes (net proceeds of $73.4 million after 2.0% gross spread and $100k of offering expenses); Assumes 21% tax rate; All assumptions are for illustrative purposes only
(1) Assumes $40 million downstreamed to the Bank
(2) Interest Expense on New Notes assumes a 3.75% annual coupon

34

Confidential Appendix

Confidential

Historical Balance Sheet

Selected Balance Sheet Data: *$ in thousands*	December 31, 2016	2017	2018	2019	2020	9/30/2021
Cash and due from banks	$4,262	$9,641	$23,061	$28,137	$19,522	$21,247
Interest-bearing deposits	42,354	42,990	36,479	33,751	80,265	189,862
Securities available-for-sale, at fair value	266,542	328,586	293,147	276,355	286,127	424,741
Securities held-to-maturity, at amortized cost	–	–	–	–	99,914	98,528
Other investment securities	12,942	15,071	16,635	12,972	14,185	10,649
Loans held-for-sale	176	0	400	1,319	1,998	1,393
Loans	1,319,536	1,606,309	1,695,052	1,913,499	2,412,153	2,554,110
Allowance for loan losses	(11,674)	(12,565)	(13,047)	(13,074)	(32,246)	(32,406)
Net loans	**1,307,862**	**1,593,744**	**1,682,005**	**1,900,425**	**2,379,907**	**2,521,704**
Property held for sale	24,504	21,470	21,432	19,276	15,588	12,450
Premises and equipment, net	23,737	34,209	37,553	44,168	52,537	56,818
Accrued interest and fees receivable	6,167	8,329	8,708	8,439	11,989	10,484
Goodwill and other intangible assets, net	13,652	27,513	25,842	23,022	55,123	63,977
Cash surrender value of life ins. policies/annuities	39,143	41,358	42,386	43,603	59,438	60,241
Other assets	17,306	11,329	12,938	12,025	29,791	36,857
Total assets	$1,758,647	$2,134,240	$2,200,586	$2,403,492	$3,106,384	$3,508,951
Noninterest-bearing deposits	$149,737	$217,493	$222,120	$260,553	$440,818	$575,542
Interest-bearing deposits	1,145,782	1,383,108	1,412,706	1,652,684	2,154,833	2,380,398
Total deposits	**1,295,519**	**1,600,601**	**1,634,826**	**1,913,237**	**2,595,651**	**2,955,940**
Short-term borrowings	224,461	250,499	309,084	199,345	140,146	140,146
Long-term borrowings	46,670	45,751	735	717	699	684
Subordinated debt	–	–	–	–	29,364	29,466
Trust preferred securities	19,589	19,589	19,589	19,589	19,589	19,589
Other Liabilities	17,048	16,295	16,522	22,840	39,355	39,837
Total liabilities	**1,603,287**	**1,932,735**	**1,980,756**	**2,155,728**	**2,824,804**	**3,185,662**
Preferred stock	–	–	–	–	–	14,920
Common stock	46,757	81,098	80,431	80,084	94,964	95,863
Unallcoated common stock held by ESOP	(1,583)	(1,152)	(939)	(714)	(472)	(286)
Retained earnings	113,448	119,827	141,354	165,859	181,643	207,703
Accum. other comprehensive income/(loss)	(3,262)	1,732	(1,016)	2,535	5,445	5,089
Total shareholders' equity	**155,360**	**201,505**	**219,830**	**247,764**	**281,580**	**323,289**
Total liabilities and shareholders' equity	$1,758,647	$2,134,240	$2,200,586	$2,403,492	$3,106,384	$3,508,951

Summit
FINANCIAL GROUP
Strength. Vision. Prosperity.

36

Confidential

Historical Income Statement

Selected Income Statement Data:	Year Ended December 31,					9 Months Ended
$ in thousands	2016	2017	2018	2019	2020	9/30/2021
Loans, including fees	$56,980	$74,908	$85,283	$97,115	$105,564	$83,651
Securities	6,938	9,010	9,587	9,361	9,173	6,707
Other	173	609	539	595	266	240
Total interest income	**64,091**	**84,527**	**95,409**	**107,071**	**115,003**	**90,598**
Deposits	8,964	11,210	17,675	23,697	16,044	6,464
Other borrowed funds	6,120	7,170	7,937	6,290	3,477	3,035
Total interest expense	**15,084**	**18,380**	**25,612**	**29,987**	**19,521**	**9,499**
Net interest income	**49,007**	**66,147**	**69,797**	**77,084**	**95,482**	**81,099**
Provision for loan losses	500	1,250	2,250	1,550	14,500	2,500
Net interest income after provision for loan losses	**48,507**	**64,897**	**67,547**	**75,534**	**80,982**	**78,599**
Insurance commissions	4,022	4,005	4,320	1,911	202	144
Trust and wealth management fees	449	1,863	2,653	2,564	2,495	2,039
Mortgage origination revenue	256	547	768	770	2,799	2,638
Service charges on deposits	2,656	4,109	4,631	5,094	4,588	3,530
Bank card revenue	1,869	2,697	3,152	3,536	4,494	4,369
Realized securities gains	1,127	(14)	622	1,938	3,472	534
Bank owned life insurance and annuity income	1,054	1,017	1,022	1,044	1,567	733
Other income	167	203	254	2,346	466	269
Total noninterest income	**11,600**	**14,427**	**17,422**	**19,203**	**20,083**	**14,256**
Salaries and employee benefits	19,573	25,075	27,478	29,066	32,211	25,410
Net occupancy expense	2,098	3,011	3,364	3,417	3,963	3,559
Equipment expense	2,759	3,954	4,411	4,972	5,765	5,088
Professional fees	1,515	1,367	1,607	1,678	1,538	1,140
Advertising and public relations	445	578	654	698	596	482
Amortization of intangibles	247	1,410	1,671	1,701	1,659	1,176
FDIC premiums	875	1,065	830	88	856	1,119
Bank card expense	1,242	1,432	1,475	1,820	2,225	1,964
Foreclosed properties expense, net of losses	166	1,339	1,350	2,498	2,490	1,342
Litigation settlement	-	9,900	-	-	-	-
Acquisition-related expense	933	1,589	144	617	1,671	1,167
Other expenses	4,949	7,025	6,889	8,599	9,337	8,365
Total noninterest expense	**34,802**	**57,745**	**49,873**	**55,154**	**62,311**	**50,812**
Income before income taxes	**25,305**	**21,579**	**35,096**	**39,583**	**38,754**	**42,043**
Income tax provision	**8,008**	**9,664**	**7,024**	**7,717**	**7,428**	**8,886**
Net income	**$17,297**	**$11,915**	**$28,072**	**$31,866**	**$31,326**	**$33,157**

Summit
FINANCIAL GROUP
Strength. Vision. Prosperity.

37

Confidential Note: Data as of 9/30/2021 38 CD Maturity Schedule Time Period Balance Rate Q4 2021 $80,743,897 0.59% 2021 $80,743,897 0.59% Time Period Balance Rate Q1 2022 $89,356,114 0.82% Q2 2022 $80,457,213 0.82% Q3 2022 $72,988,152 0.80% Q4 2022 $61,292,511 0.64% 2022 $304,093,989 0.78% Time Period Balance Rate Q1 2023 $29,855,723 0.89% Q2 2023 $17,072,060 1.31% Q3 2023 $12,054,918 1.47% Q4 2023 $9,082,151 1.55% 2023 $68,064,852 1.19% Time Period Balance Rate Q1 2024 $8,319,088 1.66% Q2 2024 $4,669,777 1.36% Q3 2024 $6,579,139 1.74% Q4 2024 $3,000,667 1.63% 2024 $22,568,670 1.62%

Confidential Note: Data as of 9/30/2021 39 FHLB Advances ($000s) Loan Date Type Current Balance Rate Maturity Long Term Fixed Rate Advances 4/13/2011 Amortizing-Fixed $684 5.33% 4/13/2026 Short Term Fixed Rate Advances 10/27/2021 Fixed Rate $140,000 0.32% 1/27/2022 Total $140,684 0.34%

Confidential

Our Markets

West Virginia

County	# Offices	Deposits in Market ($000)	Market Share	Median HH Income 2021 ($)
Eastern Panhandle WV				
Hardy	2	610,193	75.03%	55,575
Berkeley	3	173,190	9.48%	66,382
Grant	1	164,600	47.72%	45,515
Jefferson	1	34,651	3.22%	87,170
Pendleton	1	42,304	19.80%	43,261
Southern Region WV				
Mercer	4	215,892	16.25%	40,833
Wyoming	3	203,084	69.08%	43,290
Kanawha	2	262,970	4.10%	44,622
Greenbrier	2	79,990	9.55%	41,482
Summers	1	68,736	42.34%	38,577
Putnam	1	11,977	0.84%	37,670
Cabell	2	95,430	3.09%	40,028
Raleigh	2	23,321	1.53%	43,977
North Central WV				
Doddridge	1	152,622	66.68%	50,561
Ritchie	1	34,982	14.79%	48,995
Harrison	1	19,722	0.83%	50,008
Monongalia	1	5,383	0.13%	56,438

Virginia

County	# Offices	Deposits in Market ($000)	Market Share	Median HH Income 2021 ($)
Northern VA				
Loudoun	1	68,304	0.47%	149,148
Fauquier	1	59,963	1.67%	101,866
Fairfax	1	18,425	0.02%	128,955
Southwest VA				
Wythe	2	53,658	7.26%	51,499
Montgomery	1	1,333	0.05%	57,550
Shenandoah Valley VA				
Winchester	2	136,495	6.18%	63,393
Harrisonburg	2	95,086	4.86%	49,513
Highland	1	71,715	59.36%	48,935
Bath	1	38,720	46.41%	48,666
Tazewell	1	42,456	3.50%	43,655
Augusta	1	14,305	3.02%	65,479

Kentucky

County	# Offices	Deposits in Market ($000)	Market Share	Median HH Income 2020 ($)
North East KY				
Clark	2	104,130	12.71%	59,352

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Source: S&P Global Market Intelligence; deposit data as of 6/30/2021

40

Confidential Source: Company internal documents; all dollars in thousands 41 Non-GAAP Reconciliations LTM Ended, 9/30/2021 Total Revenue excl. non-recurring items 125,892$ Plus: Realized securities gains/(losses) 1,447 Total Revenue (GAAP) 127,339$ For the Year Ended December 31, LTM Ended, 2016 2017 2018 2019 2020 9/30/2021 Noninterest income excl. non-recurring items 10,473$ 14,441$ 16,800$ 15,359$ 16,136$ 18,586$ Plus: Realized securities gains/(losses) 1,127 (14) 622 1,938 3,472 1,447 Gain on sale of Summit Insurance Services, LLC - - - 1,906 - - One-time annuity income - - - - 476 - Noninterest income (GAAP) 11,600$ 14,427$ 17,422$ 19,203$ 20,084$ 20,033$

Confidential Source: Company internal documents; all dollars in thousands 42 Non-GAAP Reconciliations For the Year Ended December 31, LTM Ended, 2016 2017 2018 2019 2020 9/30/2021 Noninterest expense excl. non-recurring items 34,189$ 46,256$ 49,729$ 54,537$ 60,640$ 66,033$ Plus: Merger expenses 933 1,589 144 617 1,671 1,385 Litigation settlement - 9,900 - - - - Net gain insurance proceeds flood losses (320) - - - - - Noninterest expense (GAAP) 34,802$ 57,745$ 49,873$ 55,154$ 62,311$ 67,418$ For the Year Ended December 31, LTM Ended, 2016 2017 2018 2019 2020 9/30/2021 Core PTPP earnings 26,880$ 36,745$ 38,148$ 38,828$ 51,975$ 60,905$ Plus: Realized securities gains/(losses) 1,127 (14) 622 1,938 3,472 1,447 Gain on sale of Summit Insurance Services, LLC - - - 1,906 - - One-time annuity income - - - - 475 - Less: Interest income tax equivalent adjustment (1,589) (2,413) (1,280) (922) (997) (1,046) Merger expenses (933) (1,589) (144) (617) (1,671) (1,385) Litigation settlement - (9,900) - - - - Net gain insurance proceeds flood losses 320 - - - - - Pre-tax/pre-provision income (GAAP) 25,805$ 22,829$ 37,346$ 41,133$ 53,254$ 59,921$

Confidential

Non-GAAP Reconciliations

	For the Year Ended December 31, 2016	2017	2018	2019	2020	LTM Ended, 9/30/2021
Core ROAA	1.07%	1.18%	1.36%	1.34%	1.11%	1.39%
Core ROAE	11.41%	12.76%	13.88%	12.92%	11.62%	15.00%
Core ROATCE	12.07%	14.52%	15.91%	14.46%	13.83%	18.94%
Average assets	$ 1,599,597	$ 2,006,340	$ 2,129,042	$ 2,282,311	$ 2,784,250	$ 3,215,489
Average preferred equity	$ -	$ -	$ -	$ -	$ -	$ 6,544
Average common equity	150,017	186,262	209,085	237,229	265,455	290,880
Less average intangibles	(8,192)	(22,566)	(26,668)	(25,137)	(42,455)	(55,302)
Average tangible common equity	141,825	163,696	182,417	212,092	223,000	235,578
Average tangible equity	141,825	163,696	182,417	212,092	223,000	242,122
Core income	17,123	23,769	29,014	30,660	30,839	44,613
Plus:						
Realized securities gains	1,127	(14)	622	1,938	3,472	1,447
Applicable income taxes	(394)	5	(131)	(407)	(729)	(304)
Gain on sale of Summit Insurance Services, LLC	-	-	-	1,906	-	-
Applicable income taxes	-	-	-	(400)	-	-
One-time annuity income	-	-	-	-	475	-
Applicable income taxes	-	-	-	-	(100)	-
Less:						
Merger expenses	(933)	(1,589)	(144)	(617)	(1,671)	(1,385)
Applicable income taxes	327	556	30	130	351	291
Amortization of intangibles	(247)	(1,410)	(1,671)	(1,701)	(1,659)	(1,586)
Applicable income taxes	86	494	351	357	348	333
Net gain insurance proceeds flood losses	320	-	-	-	-	-
Applicable income taxes	(112)	-	-	-	-	-
Litigation settlement		(9,900)	-	-	-	-
Applicable income taxes	-	3,465	-	-	-	-
Impact of enacted income tax rate change	-	(3,461)	-	-	-	-
Net income (GAAP)	$ 17,297	$ 11,915	$ 28,072	$ 31,866	$ 31,326	$ 43,409
ROAA (GAAP)	1.08%	0.59%	1.32%	1.40%	1.13%	1.35%
ROAE (GAAP)	11.53%	6.40%	13.43%	13.43%	11.80%	14.60%
ROATCE (GAAP)	12.20%	7.28%	15.39%	15.02%	14.05%	18.43%

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Source: Company internal documents; all dollars in thousands

43